Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Tax Disclosure [Text Block]

Note 16. Income Taxes

We have elected to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code. We believe we have operated, and we intend to continue to operate, in a manner that allows us to continue to qualify as a REIT. Under the REIT operating structure, we are permitted to deduct distributions paid to our stockholders and generally will not be required to pay U.S. federal income taxes. Accordingly, no provision has been made for U.S. federal income taxes in the consolidated financial statements.

We conduct business in the various states and municipalities within the U.S. and in the European Union (primarily Germany), Canada, Mexico, Malaysia, and Thailand, and as a result, we file income tax returns in the U.S. federal jurisdiction and various state and certain foreign jurisdictions.

We account for uncertain tax positions in accordance with ASC 740, Income Taxes. The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits (in thousands):

	Years Ended December 31,
	2012	2011
Balance at beginning of year	$1,150	$491
Addition of CPA®:14 unrecognized tax benefit prior to Merger	-	409
Additions based on tax positions related to the current year	374	241
Additions for tax positions of prior years	-	95
Reductions for tax positions of prior years	-	(8)
Reductions for expiration of statute of limitations	(191)	(78)
Balance at end of year	$1,333	$1,150

At December 31, 2012, we had unrecognized tax benefits as presented in the table above that, if recognized, would have a favorable impact on the effective income tax rate in future periods. We recognize interest and penalties related to uncertain tax positions in income tax expense. At both December 31, 2012 and 2011, we had $0.1 million of accrued interest related to uncertain tax positions.

Our provision for income taxes was $10.9 million, $11.6 million, and $4.8 million for the years ended December 31, 2012, 2011, and 2010, respectively. Our current year provision is comprised primarily of our current foreign tax provision totaling $9.8 million, of which $5.0 million relates to our Hellweg 2 investment, $2.5 million relates to the Carrefour properties acquired in the Merger, and $0.9 million relates to various German investments. We have no material federal income tax provision or deferred tax provision.

As of December 31, 2012 and 2011, we had net operating losses (“NOL”) in foreign jurisdictions of approximately $38.5 million and $22.2 million, respectively, translating to a deferred tax asset before valuation allowance of $9.0 million and $5.5 million, respectively. Our NOLs began expiring in 2011 in certain foreign jurisdictions. The utilization of NOLs may be subject to certain limitations under the tax laws of the relevant jurisdiction. Management determined that as of December 31, 2012 and 2011, $9.0 million and $5.5 million, respectively, of deferred tax assets related to losses in foreign jurisdictions did not satisfy the recognition criteria set forth in accounting guidance for income taxes and established valuation allowances for these amounts.

Our tax returns are subject to audit by taxing authorities. Such audits can often take years to complete and settle. The tax years 2007 through 2012 remain open to examination by the major taxing jurisdictions to which we are subject.

We have elected to treat two of our corporate subsidiaries, which engage in hotel operations, as TRSs. These subsidiaries own hotels that are managed on our behalf by third-party hotel management companies. A TRS is subject to corporate federal income taxes and we provide for income taxes. One of these subsidiaries operated at a loss since inception until it became profitable in the fourth quarter of 2011. We have recorded a full valuation allowance for this subsidiary's NOL carry-forwards. The other subsidiary became profitable in the first quarter of 2009, and therefore we have recorded a tax provision for this subsidiary.